                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  July 25, 2000
                Date of Report (Date of Earliest Event Reported)


American Residential Eagle, Inc. (as Depositor of American Residential Eagle Bond Trust 1999-2, Issuer of the Collateralized Home Equity Bonds, Series 1999-2, under an Indenture dated July 1, 1999, between American Residential Eagle Bond Trust 1999-2, as Issuer, and Norwest Bank Minnesota, National Association, as Indenture Trustee)


                        AMERICAN RESIDENTIAL EAGLE, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


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                Delaware                                      333-70189-1                                33-0787975
                --------                                      -----------                                ----------
(State or Other Jurisdiction of Incorporation)           (Commission File Number)           (I.R.S. Employer Identification No.)
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              445 Marine View Avenue, Suite 100, Del Mar, CA 92014
              ----------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (619) 350-5001
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     OTHER EVENTS

            American Residential Eagle, Inc. has previously registered the offer and sale of Collateralized Home Equity Bonds, Series 1999-2 (the "Bonds") issued by American Residential Eagle Bond Trust 1999-2.

            The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 7(c).  Exhibits

            10.1 Monthly Payment Date Statement relating to the distribution to Bondholders, July 25, 2000.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 31, 2000



                                     AMERICAN RESIDENTIAL EAGLE, INC.


                                     By:  /s/ Judith A. Berry
                                         --------------------------------------
                                          Judith A. Berry
                                          Chief Financial Officer
                                          (Principal Financial Officer and
                                          and Principal Accounting Officer)



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                                  EXHIBIT INDEX


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Exhibit                                                                                                             Page
Number                                                                                                             Number
-------                                                                                                            -------
10.1        Monthly Payment Date Statement relating to the distribution to Bondholders, July 25, 2000............     5
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